Investor Update
Fourth Quarter 2011
February 16, 2012

Safe Harbor Statement
Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements
(including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list:our ability to successfully integrate the remaining operations and systems of the Acquired Business into
Frontier’s existing operations and systems; the risk that the growth opportunities from the Transaction may not be fully realized or may take longer to realize than expected; our indemnity obligation to Verizon for taxes which may be imposed upon them as a result of changes in ownership of our stock may discourage, delay or prevent a third party from acquiring control of us during the two-year period ending July 2012 in a transaction that stockholders might consider favorable; the effects of increased expenses incurred due to activities related to the integration of the Acquired Business; our ability to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in High-Speed Internet (HSI) subscribers and sales of other products and services; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; the effects of competition from cable, wireless and other wireline carriers; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts expiring in 2012 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2013 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; limitations on the amount of capital stock that we can issue to make acquisitions or to raise additional capital until July 2012; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornados, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our report on Forms 10-K, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow, EBITDA or “operating cash flow,” which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Summary
● Board declaration of $0.10 quarterly dividend to
 shareholders of record as of March 9, 2012
● Proactive dividend reduction to strengthen the balance
 sheet and to improve operational and financial flexibility
● Strongest quarterly revenue performance and EBITDA
 margin since Verizon acquisition
● Successful 4-State conversion in Q4 2011 that leads to
 us accelerating final systems conversion to begin March
 2012
● Raised synergy target to $650M by year-end 2012

New Dividend Policy
$0.40 Dividend Policy Rationale

Faster Leverage Reduction, Improved Access to Capital	Necessary to achieve 2.5x leverage target; ability to refinance upcoming debt maturities at more favorable rates or pay down debt with available cash

Increased Investment in Strategic Initiatives	Investment in growth initiatives (Fiber-to-the-Cell, VDSL2), process automation, and new products

Dividend Return More Sustainable	Lower payout ratio (42% at midpoint of 2012 FCF guidance)
● Annual dividend
 reduced to $0.40
● Strengthens the
 balance sheet
● Improves operational
 & financial flexibility
● Provides for:
▪ Debt maturities
▪ Competitive
 response
▪ Cash taxes
▪ Pension
 contributions

Fourth Quarter 2011 Highlights
● Strongest quarterly revenue performance since the
 acquisition; total revenues down just $8M sequentially
● Adjusted EBITDA margin 48%; strongest to date
● Generated incremental synergies of $14M; run rate now $552M, raised synergy target to $650M by year-end 2012
● 2011 FCF of $1.1 billion at midpoint of guidance
● Broadband availability increased by 64,000 new homes;
 415,000 year-to-date
● 4-State successful systems conversion and prep work for the final nine-state systems conversion scheduled to begin March
 2012, ahead of original 4Q12 target.

$ Millions; Units 000s	1Q11	% Chg	2Q11	% Chg	3Q11	% Chg	4Q11
Revenue [1]	**$1,347**	(1.8%)	**$1,322**	(2.4%)	**$1,291**	(0.6%)	**$1,283**
Customer Revenue [2]	$1,180	(1.4%)	$1,164	(1.8%)	$1,143	(0.6%)	$1,136
Cash Operating Expenses	$720	(4.4%)	$688	(1.0%)	$682	(2.2%)	$667
Adjusted EBITDA [3]	**$626**	1.2%	**$634**	(3.9%)	**$609**	1.2%	**$616**
EBITDA Margin	46.5%		47.9%		47.2%		48.0%
Capital Expenditures [4]	$204	3.4%	$211	5.7%	$223	(49.8%)	$112
% Revenue	15.1%		15.9%		17.2%		8.7%
Free Cash Flow [5]	**$253**	(8.4%)	**$231**	14.0%	**$264**	35.6%	**$358**
Residential Customers	**3,338**	(2.6%)	**3,252**	(2.4%)	**3,175**	(2.2%)	**3,104**
Churn	1.8 %		1.7 %		1.7 %		1.5 %
Access Lines	**5,609**	(2.1%)	**5,490**	(2.1%)	**5,374**	(2.0%)	**5,267**
Year/Year Change	(9.0)%		(8.6)%		(8.5)%		(8.3)%
High Speed Internet	**1,730**	0.5%	**1,739**	0.9%	**1,755**	0.5%	**1,764**
Net Adds	11		8		16		9

Notes: 1) Total revenues including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less Switched Access & Subsidy revenues. 3) Represents Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures. 5) Free cash flow ("FCF") as defined by Frontier, and excluding acquisition and integration costs and capex. Numbers may not sum due to rounding. Please see Non-GAAP Reconciliations in Appendix.

frontier Communications

Quarterly Snapshot

Cash Flow Drivers
(Trailing 4 Quarter)
$1,200
$1,000
$800
$600
$400
$200
$0
1Q11
2Q11
3Q11
4Q11
$359M
$348M
Free Cash Flow
Dividend ($0.75)
Pro Forma Dividend ($0.40)

frontier Communications

Cash Flow
● 4Q11 Adjusted
 EBITDA margin 48%
● FCF should be
 positively impacted
 by further synergies,
 revenue traction, and
 completion of
 broadband expansion
 in 2013
● Dividend coverage
 improves by $348
 million on new $0.40
 dividend level
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).

Leverage
Leverage Target
Net Debt / LTM EBITDA
4.50
4.00
3.50
3.00
2.50
2.00
4.04
2.84
2.98
3.03
3.08
3.17
3.18
2.5x
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

	4Q10	4Q11
Cash & Equiv. (1)	$439	$471
Credit Facility	750	750
Total Liquidity	$1,189	$1,221
Total Debt	$8,264	$8,300
Leverage Ratio (2)	2.98x	3.18x

frontier Communications

Credit & Liquidity
● Leverage (Net Debt /
 EBITDA) has
 increased since the
 acquisition
● Upcoming debt
 payments ($Mil.):
➢ 2012: $94
➢ 2013: $639
➢ 2014: $658
➢ 2015: $858
● Over $1B of current
 liquidity. Dividend
 reduction generates
 an incremental $1.4B
 cash 2012-15
Notes: $ Millions. (1) Includes Restricted Cash; (2) Calculation excludes $72M and $63M of escrow cash as of 4Q10 and
4Q11, respectively.
Notes: $ Millions. (1) Includes Restricted Cash; (2) Calculation excludes $72M and $63M of escrow cash as of 4Q10 and
4Q11, respectively.

Business Update
● Business revenues grew 1.7% sequentially; now 52% of
 total customer revenue
● Ethernet expanded to 75% of markets with speeds up to
 1Gbps
● Enterprise/Medium customer growth
● Local engagement and increased sales force productivity
 drove +4.4% increase in average monthly recurring
 revenue to $627
● Lowest churn (1.53%) and net customer losses (71k) since
 acquisition. Solid performance in both Legacy & Acquired.
● Sequentially lower broadband net additions due to
 conversions, as expected
● No significant promotions and incentives in 4Q11
Commercial
Commercial
Residential
Residential

Broadband Net Adds

DSL
FiOS
WiFi
15
12
17
6
2
3
(5)
(5)
(3)
1Q11
2Q11
3Q11
4Q11

Total Access Lines Yr/Yr[1]

(9.0)%
(8.6)%
(8.5)%
(8.3)%
1Q11
2Q11
3Q11
4Q11

Video Net Adds

DBS
FiOS
27
21
12
7
(12)
(14)
(10)
(6)
1Q11
2Q11
3Q11
4Q11

Residential Monthly Churn

Legacy
Acquired
1.4 %
2.0 %
1.3 %
1.8 %
1.4 %
1.9 %
1.4 %
1.6 %
1Q11
2Q11
3Q11
4Q11

frontier Communications

Key Metrics
● Broadband growth in
 all three categories
● No significant video
 promotions in 4Q11;
 lower FiOS losses
● Consistent
 improvement in line
 losses from 9.7% in
 2Q10
● Network
 improvements and
 customer focus
 continue to reduce
 churn
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s

2Q10 WEST VIRGINIA		4Q11 WEST VIRGINIA	4Q11 ACQUIRED PROPERTIES (excl. WV)
Broadband Availability	68 %	→	81 %	81 %
Access Lines (yr/yr)	(9.7)%	→	(6.7)%	(9.9)%
Residential Customer Churn	2.49 %	→	1.50 %	1.62 %

frontier Communications

West Virginia Example
● Converted onto Legacy systems at closing on July 1, 2010
● Have built 2,000 route miles of ROADM networks connecting 65 central offices with 900Gbps of capacity
● Operating on Legacy processes and systems for 6 quarters

Total Revenue Mix

Customer
Regulatory
$166
$158
$148
$147
$1,180
$1,164
$1,143
$1,136
1Q11
2Q11
3Q11
4Q11

Customer Revenue

Business
Residential
$589
$576
$561
$544
$591
$588
$582
$592
1Q11
2Q11
3Q11
4Q11

Business & Broadband[1]

63 %
63 %
64 %
65 %
1Q11
2Q11
3Q11
4Q11

frontier Communications

Revenues
● Regulatory
 revenues 11.5% of
 4Q11 total
● ICC 5.7% of total
 revenue, USF
 3.8% excluding
 surcharges
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue.
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue.
● Business
 represents 52% of
 total customer
 revenues
● Business ARPU
 up 4.4% to $627
● Increased
 exposure to
 business and
 broadband
 revenues

Residential ARPU

$57.36
$57.71
$57.52
$56.95
1Q11
2Q11
3Q11
4Q11

Business ARPU

$582
$594
$600
$627
1Q11
2Q11
3Q11
4Q11

Residential Customer Rev. [1]

(3.5)%
(2.2)%
(2.7)%
(3.0)%
1Q11
2Q11
3Q11
4Q11

Business Customer Rev. [1]

0.6 %
(0.5)%
(1.0)%
1.7 %
1Q11
2Q11
3Q11
4Q11

frontier Communications

Residential & Business
● Acquired Residential
 ARPU has +9% upside
 to Legacy levels.
● Expect improvements
 in Residential revenue
 and ARPU as
 broadband
 penetration increases
● Business ARPU
 reflects additional
 products and larger
 customers. Strong
 CPE installations in
 4Q11.
Notes: 1) Sequential quarterly change.
Notes: 1) Sequential quarterly change.

Quarterly Cash Opex ($M)
$750
$700
$650
$600
$720
$688
$682
$667
1Q11
2Q11
3Q11
4Q11

Cash Operating Expenses
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
● Cash operating
 expenses down $15M
 sequentially and
 14.4% from date of
 acquisition
● Continued extensive
 focus and discipline
 on synergy list and
 other areas of cost
 control
$15 Million
Reduction

Quarterly Synergy
Quarterly Annualized
Quarterly Synergy ($Millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
$368
$424
$496
$552
$600
$650
$92
$106
$124
$138
$150
$163
1Q11
2Q11
3Q11
4Q11
2Q12
4Q12

frontier Communications

Cost Savings
● $14M incremental
 synergies from IT,
 backbone, wage, and
 other savings
● Raising run-rate
 target +8% to $650M
 by year-end 2012
● Remaining synergies
 from IT costs,
 network savings, real
 estate, administrative
 and customer support
Notes: $ Millions
Notes: $ Millions
Targets

Systems Integration Progress
Closing Conversion (WV)
Bell Atlantic system
Completed: July 1, 2010
13% of Lines
Frontier 4 (IN, MI, NC, SC)
GTE system
Completed: October 1, 2011
34% of Lines
Frontier 9 (IL, OH, WI, OR, CA, AZ, ID, NV, WA)
GTE system
Scheduled: March 2012
53% of Lines
Frontier 13 (All States)
Financial Systems
Completed: October 1, 2011
100% of Lines
FTR is nearing the finish line…
Frontier 9 state
systems and
processes are
identical to the
Frontier 4 just
converted

Business Operations Capital Expenditures
Total Capex
Total Capex/Revenue
2011 Total Capex/Revenue
$250
$200
$150
$100
$50
$0
$204
$211
$223
$112
15.1%
15.9%
17.2%
8.7%
14.3%
1Q11
2Q11
3Q11
4Q11

- Capex focused on broadband expansion, network improvement, and strategic initiatives
- Expanded network to reach 415,000 additional homes in 2011, in line with goal
- Total 2011 capex/revenues of 14.3%

frontier Communications

Capital Expenditures
Notes: $ Millions. Numbers may not sum due to rounding.
Notes: $ Millions. Numbers may not sum due to rounding.

2011			2012	
	Low	High	Q4 2011 YTD	Low	High
Free Cash Flow	$1,075	$1,125	$1,106	$900	$1,000
Capital Expenditures	750	780	748	725	775
Cash Taxes [1]	0	0	(33)	25	25
Integration Expense	120	120	143	80	80
Integration Capex	70	70	76	40	40

frontier Communications

Guidance
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect refunds in 2011.
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect refunds in 2011.
● Capital expenditures in 2012 include increased broadband expansion and speed, fiber-to-the-cell, and other strategic initiatives
● Incurred additional integration expense and capital in 4Q11 to accelerate conversions beginning March 2012

Appendix

(Amounts in millions)	Actual March 31, 2011	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	For the year ended December 31, 2011
Net Income to Free Cash Flow					
Net income	$ 56	$ 34	$ 22	$ 45	$ 158
Add back:					
Depreciation and amortization	351	359	352	341	1,403
Income tax expense (benefit)	37	37	(7)	22	88
Pension/OPEB costs (non-cash)	11	6	6	1	24
Stock-based compensation	4	4	3	4	14
Acquisition and integration costs	13	20	67	42	143
Subtract:					
Cash paid (received) for income taxes (refunds)	9	18	(44)	(17)	(33)
Other income (loss), net	7	-	1	2	9
Capital expenditures - Business operations	203	211	222	112	748
Free cash flow	**$ 253**	**$ 231**	**$ 264**	**$ 358**	**$ 1,106**

frontier Communications

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the historical financial data.
Notes: Please refer to our Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the historical financial data.

(Amounts in millions)	Actual March 31, 2011	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	For the year ended December 31 2011
Operating Cash Flow					
Operating income	$ 251	$ 238	$ 180	$ 230	$ 900
Add back:					
Depreciation and amortization	351	359	352	341	1,403
Operating cash flow	$ 602	$ 597	$ 532	$ 571	$ 2,303
Adjustments:					
Non-cash pension/OPEB costs	11	6	6	1	24
Severance and early retirement costs	-	11	4	2	16
Acquisition and integration costs	13	20	67	42	143
Operating income, as adjusted	$ 275	$ 275	$ 257	$ 275	$ 1,083
Operating cash flow, as adjusted	$ 626	$ 634	$ 609	$ 616	$ 2,486

frontier Communications

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the historical financial data.
Notes: Please refer to our Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the historical financial data.

Frontier Communications Corp.
(NASDAQ: FTR)
Investor Relations
Investor Relations
Frontier Communications Corp.
Frontier Communications Corp.
3 High Ridge Park
3 High Ridge Park
Stamford, CT 06905
Stamford, CT 06905
203.614.4606
203.614.4606
IR@FTR.com
IR@FTR.com